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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      January 22, 1996
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                           Noodle Kidoodle, Inc.
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     Delaware                      1-6083               11-1771705
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(State or other jurisdiction    (Commission File        (IRS Employer
 of incorporation)                   Number)           Identification No.)


       105 Price Parkway, Farmingdale, New York                   11735
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          (Address of principal executive offices)               Zip Code


Registrant's telephone number, including area code:       (516) 293-5300
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                               Greenman Bros. Inc.
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          (Former name or former address, if changed since last report)



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Item 5.   Other Events.
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     On January 22, 1996, Noodle Kidoodle, Inc. (the "Company") reincorporated in the State of Delaware. The reincorporation resulted from the merger of Noodle Kidoodle, Inc., a New York corporation ("Noodle-NY"), with and into the Company, the surviving company. The shareholders of Noodle-NY approved the reincorporation at a special meeting of shareholders on January 4, 1996.

     A copy of the Certificate of Incorporation of the Company, filed on January 18, 1996 with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 1.

Item 7.   Exhibits.
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     The following is filed herewith as an exhibit to this Current Report on
Form 8-K:

     1.   Certificate of Incorporation of the Company





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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



January 26, 1996                   NOODLE KIDOODLE, INC.



                              By:    /s/ William A. Johnson
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                                   William A. Johnson
                                   Corporate Vice President --
                                   Chief Financial Officer and Secretary













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